UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		(Identification No.)

45 Hartwell Avenue
Lexington, MA  02421
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

(a), (b), (c), and (d):  Not applicable.

(e)           On February 26, 2007 and February 28, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Synta Pharmaceuticals Corp. (the “Company”) approved base salary increases, effective January 1, 2007, for each of the executive officers, including the Company’s President and Chief Executive Officer and Vice President, Finance and Administration, Chief Financial Officer, named in the Summary Compensation Table (collectively, the “Named Executive Officers”), set forth in the Company’s Prospectus filed with the Securities and Exchange Commission on February 7, 2007 pursuant to Rule 424(b)(4) under the Securities Act of 1933 (File No. 333-138894) (the “Prospectus”).  The Compensation Committee approved the base salary increases for each of the Named Executive Officers, with the exception of the Company’s President and Chief Executive Officer, on February 26, 2007.  The Compensation Committee approved the President and Chief Executive Officer’s base salary increase on February 28, 2007.  The 2007 annual base salaries of the Company’s Named Executive Officers are set forth below:

Named Executive Officer	2007 Annual Base Salary
Safi R. Bahcall, Ph.D. President and Chief Executive Officer	$355,000
Keith S. Ehrlich, C.P.A. Vice President, Finance and Administration, Chief Financial Officer	$230,000
James G. Barsoum, Ph.D. Senior Vice President, Research	$240,000
Eric W. Jacobson, M.D. Senior Vice President, Clinical Research and Regulatory Affairs, Chief Medical Officer	$280,000
Keizo Koya, Ph.D. Senior Vice President, Drug Development	$270,000

(f)            In addition, on February 26, 2007, the Compensation Committee approved the cash bonus awards for each of the Named Executive Officers, with the exception of the Company’s President and Chief Executive Officer, for performance during the fiscal year ended December 31, 2006.  The Compensation Committee approved the President and Chief Executive Officer’s cash bonus award for 2006 performance on February 28, 2007.  The Company did not include the Named Executive Officers’ bonus awards for 2006 performance in the Summary Compensation Table in the Prospectus, because the Compensation Committee had not yet determined the amounts of the bonus awards at the time the Prospectus was filed.  The table below sets forth these bonus awards, along with the revised total compensation for each Named Executive Officer for the fiscal year ended December 31, 2006, and supplements the Summary Compensation Table included in the Prospectus.

Supplement to Summary Compensation Table

Name and Principal Position	Year	Bonus ($)	Total ($)
Safi R. Bahcall, Ph.D. President and Chief Executive Officer	2006	100,000	1,065,175
Keith S. Ehrlich, C.P.A. Vice President, Finance and Administration, Chief Financial Officer	2006	44,000	495,174
James G. Barsoum, Ph.D. Senior Vice President, Research	2006	46,000	615,146
Eric W. Jacobson, M.D. Senior Vice President, Clinical Research and Regulatory Affairs, Chief Medical Officer	2006	65,000	557,175
Keizo Koya, Ph.D. Senior Vice President, Drug Development	2006	52,000	657,101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: March 2, 2007	/s/ Safi R. Bahcall
Safi R. Bahcall
President and Chief Executive Officer